As filed with the Securities and Exchange Commission on June 8, 2005

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4255

Dividend Capital Realty Income Allocation Fund
(Exact name of registrant as specified in charter)

518 17th Street, Suite 1200, Denver, CO			80202
(Address of principal executive offices)			(Zip code)

Derek Mullins 518 17th Street, Suite 1200 Denver, CO 80202
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-228-2200

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2005

Item 1.  Reports to Shareholders

The following is a copy of the report to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”).

Dividend Capital
Realty Income Allocation Fund

Semi-Annual Report
March 31, 2005 (Unaudited)

Table of Contents

March 31, 2005 (Unaudited)

Dividend Capital Realty Income Allocation Fund

SHAREHOLDER LETTER
INVESTMENT COMMENTARY
TOTAL RETURNS
SECTOR PROFILES AS A PERCENT OF NET ASSETS
CHANGE IN INVESTMENT POLICY
STATEMENT OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
FINANCIAL HIGHLIGHTS
NOTES TO FINANCIAL STATEMENTS
DIVIDEND REINVESTMENT PLAN
FUND PROXY VOTING POLICIES AND PROCEDURES
PORTFOLIO HOLDINGS
TRUSTEES AND OFFICERS
KEY INFORMATION

The Investment Commentary included in this shareholder report contains certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of the real estate sector, changes in the level of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies form those currently expected to be employed.

Shareholder Letter

March 31, 2005 (Unaudited)

Dividend Capital Realty Income Allocation Fund

May 24, 2005

Dear Shareholders,

It is my pleasure to present you with the first semi-annual report for the Dividend Capital Realty Income Allocation Fund for the period ended March 31, 2005. This report provides an investment commentary, details of the fund’s holdings, and financial statements for the reporting period.

Much has happened since the fund’s public listing on the New York Stock Exchange, including deployment of a significant amount of the capital raised, the announcement of the initial three monthly dividends, and the notification of a special dividend payment due to the early success of our portfolio team’s investment efforts.

As you know, the fund’s investment objective is high current income, with a secondary objective of capital appreciation. To meet this objective, we have designed a unique portfolio strategy that invests across the capital structure of real estate securities, including common equities, preferred equities and real estate debt securities.

On the following page, our portfolio management team provides a detailed commentary of the fund’s performance to date, and their observations on some of the opportunities presented by macroeconomic factors, developments in the real estate market, and specific property sector trends.

Thank you for your support of Dividend Capital. We are committed to meeting our investment objectives and building long term value for our shareholders.

Sincerely,

/s/ Thomas I. Florence
Thomas I. Florence
President
Dividend Capital
Realty Income Allocation Fund

Investment Commentary

March 31, 2005 (Unaudited)

Dividend Capital Realty Income Allocation Fund

May 24, 2005

To our shareholders:

We are pleased to submit to you our initial semi-annual report for the period February 24, 2005 through March 31, 2005. This period represents the first thirty-six days of Dividend Capital Realty Income Allocation Fund’s operations.

In our opinion, a benefit of the fund’s structure is the ability to allocate assets across the capital structure of the real estate industry. Our investment universe includes common stock, preferred stock and debt securities of real estate companies, as well as commercial mortgage-backed securities. In addition to U.S. real estate securities, we also have the ability to invest the fund’s assets into foreign real estate securities. Currently, the fund intends to invest only in those securities issued by North America issuers. The combination of these securities allows us to construct a portfolio with the potential to offer high current income and attractive risk-adjusted returns, and adjust our asset allocation over time to take advantage of broad real estate cycles. Further, we believe our ability to invest in a diverse spectrum of real estate securities enables us to generate an attractive income stream, derived from income generated by our underlying investments and not reliant upon returning fund capital in support of the dividend payment.

Our primary goal for the initial operational stage was to invest the offering proceeds in order to realize current income, the fund’s primary objective. We initially focused on common and preferred stock allocations, which offered attractive investment characteristics and generated current income. In addition, we sought securities that provided our desired market exposure yet offered sufficient liquidity to allow us over time to position the portfolio into our long-term target allocations.

While this strategy resulted in increased portfolio turnover during the initial investment period, quick deployment of the fund’s offering proceeds allowed us to generate current income. As a result, the fund’s Board of Trustees announced a special dividend of $0.07 per common share, payable in April, and $0.10 per common share monthly dividends payable in May, June and July. The declared monthly dividends represent an 8.0% annualized yield based on indicated annual level dividends of $1.20 per share and the fund’s $15 offering price.

As of March 31, we achieved substantial progress towards the realization of our target common and preferred stock allocations. Our investment process, which focuses on the quality and sustainability of underlying cash flows, has lead us to overweight our common stock investments in the retail and hotel sectors, which are leveraged to the stalwart consumer and resurgent business traveler, respectively, and have an attractive same-store growth outlook. Our preferred stock allocation is focused on securities in which our rigorous cash flow based fundamental analysis identifies securities with attractive yields and sufficient underlying equity and cash flow to support the preferred dividend payment. Our target commercial mortgage-backed security positions will take longer to achieve. While we anticipated a longer ramp up in this portion of the portfolio, strong market fundamentals tied with increasing demand for a limited supply of securities has made it difficult to invest fund assets in bonds with acceptable yields.

Performance Review

During the initial investment period, the public securities real estate market experienced price volatility. As represented by the Morgan Stanley REIT Index (RMS), a measure of REIT common stock performance, real estate common stocks appreciated 4.81% between February 24 and a peak reached March 7, and subsequently declined 5.11% through March 31. In our opinion, concerns regarding the impact that rising interest rates and inflation would have on real estate security valuations were the main short-term performance drivers of the asset class. For the period February 24, 2005 to March 31, 2005 the fund’s NAV performance was -2.37% versus -0.54% for the Morgan Stanley REIT Index (RMS), -1.57% for the Morgan Stanley REIT Preferred Index, a measure of REIT preferred stock performance, and 1.97% for the Lehman Brothers High Yield CMBS Index, a measure of high-yield commercial mortgage-backed security performance.

The NAV performance of the fund was impacted by the initial deployment of capital primarily during the market upswing from February 24 through March 7 and in advance of the decline in security values from March 8 through quarter-end on March 31. The real estate preferred stock allocation (65% of net assets as of quarter end), which over time has the potential to offer attractive income and lower overall volatility, was impacted by short-term market volatility. In our opinion, the market volatility was a result of non-real estate corporate credit concerns that affected both non-real estate and real estate income securities and not a result of a change in real estate fundamentals. We viewed this as an investment opportunity and capitalized on the resulting decline in values to strengthen our position in our target real estate preferred securities. The allocation to real estate common stock (36% of net assets as of quarter end), which over time has the potential to provide an inflation hedge as well as share price and dividend growth opportunity, was most impacted by broad real estate security volatility. The fund’s overweight position in the hotel sector and underweight position in the health care sector positively impacted performance while an underweight in the office-central business district sector and an overweight in the retail sectors detracted from performance.

Investment Outlook

Our outlook for the real estate asset class and the public securities of real estate companies in particular remains positive. The US economy continues to expand; consensus estimates for Real GDP growth in 2005 are 3.4%. The demand for both commercial real estate and real estate securities remains high as both domestic and foreign capital continues to flow into the asset class. Strong REIT earnings, announced earlier in the first quarter, demonstrated that real estate fundamentals continue to rebound across markets and property types, a positive for both equity and debt securities.  In our opinion, risks to the economy and the real estate asset class include sudden, unanticipated spikes in interest rates and geopolitical risks.

We view the decline that occurred at various points during the first quarter, including the period after the initial proceeds were invested, as an investment opportunity. A continuation of strengthening real estate fundamentals and underlying cash flows has a positive impact across the capital structure of the real estate industry.

Against this backdrop, we currently feel real estate common stock securities are fairly valued in relation to their underlying real estate values and anticipate strengthening fundamentals in the form of increasing cash flows, a focus of our investment process. Growth in underlying cash flows should translate to increased REIT earnings and ultimately dividend growth.  In our opinion, preferred stock of real estate companies offer attractive yield characteristics and strengthening underlying cash flows will serve to provide additional support for both the principal and the income stream. This trend also has the potential to positively impact real estate debt markets where growth in cash flows can lead to increased property values and better debt service ratios.

We believe, perhaps in a more pronounced way than has been experienced in the past few years, that security selection will be a performance differentiator. Thus, our security analysis will seek the particular companies and investments we feel are best positioned to realize strong cash flow growth over the next twelve to eighteen months as well as companies that have been disproportionately penalized for a pause in the broader REIT market.

In our opinion, real estate securities will continue to provide investors an attractive and alternate source of income. With our focus on the quality, sustainability and (where relevant) growth potential of underlying property cash flows, we remain confident in our continued ability to identify and capitalize on attractive investment opportunities across the real estate asset class.

/s/ Russell C. Platt	/s/ Charles Song
Russell C. Platt,	Charles Song,
Portfolio Manager	Assistant Portfolio Manager

/s/ Amitabh C. Godha	/s/ Geoffrey C. Hawkins
Amitabh C. Godha,	Geoffrey C. Hawkins,
Assistant Portfolio Manager	Assistant Portfolio Manager

Total Returns

February 24, 2005 to March 31, 2005 (Unaudited)

Dividend Capital Realty Income Allocation Fund

	Net Asset Value	Market Price
	02/24/2005-	02/24/2005-
	03/31/2005	03/31/2005

Dividend Capital Realty Income Allocation Fund	(2.37)%	(4.00)%
Morgan Stanley REIT Index (1)	(0.54)%	n/a
Morgan Stanley REIT Preferred Index (2)	(1.57)%	n/a
Lehman Brothers High Yield CMBS Index (3)	1.97%	n/a

Past performance is no guarantee of future results. Share prices will fluctuate, so that a share may be worth more or less than its original cost when sold. Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the fund’s dividend reinvestment plan. Current performance may be higher or lower than the total return shown above. Please visit our website at www.dividendcapital.com to obtain the most recent month end returns. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(1)       REIT common stocks are represented by the Morgan Stanley REIT Index (RMS), an unmanaged index of the most actively traded REITs, weighted by capitalization and considered representative of real estate equity performance.

(2)       REIT preferred stocks are represented by the Morgan Stanley REIT Preferred Index (MSRP), an unmanaged index of all exchange-traded perpetual preferred securities of equity REITs, weighted by capitalization and considered representative of real estate preferred stock performance.

(3)       The Lehman Brothers High Yield CMBS Index is an unmanaged index of non-investment-grade and unrated CMBS, weighted by market value and comprised of all new issue U.S. CMBS transactions having a maturity greater than one year, an original transaction size in excess of $500 million and aggregate outstanding transaction size of at least $300 million and considered representative of the high-yield CMBS market.

Sector Profiles as a Percent of Net Assets (1)

March 31, 2005 (Unaudited)

Dividend Capital Realty Income Allocation Fund

Portfolio

Preferred Stock (2)

Common Stock (2)

(1)          Sector diversification percentages are based on the Fund’s total investments at market value. Sector diversification is subject to change and may not be representative of future investments.

(2)          Sector diversification percentages are based on the total investments at market value of the preferred stock and common stock asset classes, respectively.

Change in Investment Policy

March 31, 2005 (Unaudited)

Dividend Capital Realty Income Allocation Fund

On May 4, 2005, the Board of Trustees of the Fund approved the Adviser’s recommendation that the target allocations in each of the common stock of real estate companies, the preferred stock of real estate companies and debt securities of real estate companies be increased to 75% of the Fund’s Managed Assets. This change in investment policy will be effective on May 24, 2005. The Fund’s previous policy was to allocate up to 75% of the Fund’s Managed Assets to common stock of real estate companies, up to 40% of the Fund’s Managed Assets to preferred stock of real estate companies, and up to 40% of the Fund’s Managed Assets to debt securities.

Statement of Investments

March 31, 2005 (Unaudited)

Dividend Capital Realty Income Allocation Fund

	Shares	Value
COMMON STOCK 36.32%
Apartment 3.96%
Archstone - Smith Trust	56,900	$1,940,859
Boardwalk Real Estate Investment Trust (Canada)	200,000	3,058,230
Essex Property Trust Inc.	9,600	663,360
United Dominion Realty Trust Inc.	50,300	1,049,761
		6,712,210

Diversified / Miscellaneous 0.83%
Vornado Realty Trust	20,200	1,399,254

Healthcare 1.23%
Chartwell Senior Housing Trust (Canada) (1)	175,000	2,075,500

Hotel 3.00%
FelCor Lodging Trust Inc.	98,000	1,218,140
Hilton Hotels Corp.	38,500	860,475
LaSalle Hotel Properties	78,900	2,292,045
Strategic Hotel Capital Inc.	48,400	711,480
		5,082,140

Industrial 1.42%
First Potomac Realty Trust	21,700	495,845
ProLogis	51,300	1,903,230
		2,399,075

Mortgage 3.31%
Anthracite Capital Inc.	195,000	2,172,300
Hanover Capital Mortgage Holdings Inc.	13,700	145,357
Newcastle Investment Corp.	33,900	1,003,440
RAIT Investment Trust	85,000	2,279,700
		5,600,797

Net Lease 0.21%
Trustreet Properties Inc.	23,200	357,048

Office - Central Business District 1.63%
Boston Properties Inc.	23,400	1,409,382
SL Green Realty Corp.	24,200	1,360,524
		2,769,906

	Bond Rating
	Moody’s/S&P	Shares	Value

Office - Suburban 2.80%
Alexandria Real Estate Equities Inc.		10,900	$701,742
BioMed Realty Trust Inc.		51,500	1,060,900
Corporate Office Properties Trust		40,400	1,069,792
CRT Properties Inc.		48,100	1,047,618
Kilroy Realty Corp.		21,000	859,110
			4,739,162

Other Real Estate Companies 6.87%
Global Signal Inc.		58,400	1,749,664
Resource Capital Corp. (1) (2) (3)		550,000	8,250,000
The St. Joe Company		24,300	1,635,390
			11,635,054

Regional Malls 3.29%
CBL & Associates Properties Inc.		9,500	679,345
General Growth Properties Inc.		31,800	1,084,380
The Mills Corp.		55,800	2,951,820
Pennsylvania Real Estate Investment Trust		21,500	866,880
			5,582,425

Self Storage 1.01%
Public Storage Inc.		30,100	1,713,894

Shopping Centers 6.76%
Federal Realty Investment Trust		10,700	517,345
Inland Real Estate Corp.		173,800	2,612,214
Kite Realty Group Trust		56,300	810,720
Riocan Real Estate Investment Trust (Canada)		800,000	7,500,930
			11,441,209

TOTAL COMMON STOCK (Cost $62,670,867)			61,507,674

PREFERRED STOCK 64.68%
Apartment 8.56%
Apartment Investment & Management Co.:
Series G, 9.375%	Ba3/B+	210,400	5,596,640
Series R, 10.000%	Ba3/B+	91,300	2,402,103
Series U, 7.750%	Ba3/B+	59,700	1,486,906
Series V, 8.000%	Ba3/B+	20,000	498,750
Associated Estates Realty Corp., Series B, 8.700%	NR/CCC+	124,400	3,211,075
Mid-America Apartment Communities Inc., Series H, 8.300%	B1/NR	50,000	1,304,690
			14,500,164

	Bond Rating
	Moody’s/S&P	Shares	Value

Diversified / Miscellaneous 2.42%
Crescent Real Estate Equities Co., Series B, 9.500%	B3/B-	103,500	$2,752,065
Sizeler Properties Investors, Inc., Series B, 9.750%	NR/NR	50,500	1,337,997
			4,090,062

Healthcare 0.07%
Health Care REIT Inc., Series F, 7.625%	Ba1/BB+	5,000	125,938

Hotel 14.70%
Ashford Hospitality Trust, Series A, 8.550%	NR/NR	50,000	1,337,500
Boykin Lodging Company, Series A, 10.500%	NR/NR	90,000	2,506,950
Equity Inns Inc., Series B, 8.750%	B3/NR	49,500	1,285,456
FelCor Lodging Trust Inc., Series C, 8.000%	B3/CCC	100,000	2,350,000
Host Marriot Corp., Series E, 8.875%	B3/CCC+	195,400	5,264,076
Innskeeper USA Trust, Series C, 8.000%	NR/NR	6,000	153,563
LaSalle Hotel Properties, Series A, 10.250%	NR/NR	172,000	4,582,080
Strategic Hotel Capital Inc., Series A, 8.500% (1)	NR/NR	120,000	2,970,000
Sunstone Hotel Investors Inc., Series A, 8.000%	NR/NR	25,000	633,595
Westcoast Hospitality Company, Series A, 9.500%	NR/NR	24,300	640,305
Winston Hotels Inc., Series B, 8.000%	B3/NR	125,000	3,166,250
			24,889,775

Industrial 0.55%
Eastgroup Properties Inc., Series D, 7.950%	NR/NR	35,000	938,437

	Bond Rating
	Moody’s/S&P	Shares	Value

Manufactured Housing 0.11%
Affordable Residential Communities Inc., Series A, 8.250%	NR/NR	7,700	$192,500

Mortgage 21.92%
Accredited Mortgage Loan REIT Trust, Series A, 9.750%	NR/NR	12,500	325,937
American Home Mortgage Investment Corp.:
Series A, 9.750%	NR/NR	150,000	4,046,250
Series B, 9.250%	NR/NR	28,700	743,186
Annaly Mortgage Management Inc., Series A, 7.875%	NR/NR	160,000	3,920,800
Anthracite Capital Inc., Series C, 9.375%	NR/NR	118,500	3,147,656
Anworth Mortgage Asset Corp., Series A, 8.625%	NR/NR	150,000	3,757,500
Impac Mortgage Holdings Inc.:
Series B, 9.375%	NR/NR	13,100	330,775
Series C, 9.125%	NR/NR	283,300	7,040,005
MFA Mortgage Investments Inc., Series A, 8.500%	NR/NR	112,200	2,810,610
Newcastle Investment Corp., Series B, 9.750%	NR/NR	145,000	3,907,750
Novastar Financial Inc., Series C, 8.900%	NR/NR	166,700	4,196,673
RAIT Investment Trust:
Series A, 7.750%	NR/NR	50,000	1,252,500
Series B, 8.375%	NR/NR	64,300	1,641,663
			37,121,305

Net Lease 4.10%
Entertainment Properties Trust:
Series A, 9.500%	NR/NR	152,100	4,054,423
Series B, 7.750%	NR/NR	115,300	2,896,912
			6,951,335

Office - Suburban 3.48%
Alexandria Real Estate Equities Inc., Series C, 8.375%	NR/NR	70,000	1,859,375
Bedford Property Investors Inc., Series B, 7.625%	NR/NR	25,000	620,313

	Bond Rating
	Moody’s/S&P	Shares	Value
Office - Suburban (Continued)
Brandywine Realty Trust, Series C, 7.500%	NR/NR	15,000	$373,875
Digital Realty Trust Inc., Series A, 8.500%	NR/NR	63,500	1,674,812
PS Business Parks Inc., Series D, 9.500%	Ba1/BBB-	52,380	1,365,809
			5,894,184
Regional Malls 6.81%
CBL & Associates Properties Inc.:
Series B, 8.750%	NR/NR	35,000	1,916,250
Series D, 7.375%	NR/NR	12,600	317,363
Glimcher Realty Trust, Series F, 8.750%	B1/B3	50,000	1,309,375
The Mills Corp., Series B, 9.000%	NR/NR	100,000	2,634,380
Pennsylvania Real Estate Investment Trust, Series A, 11.000%	B1/NR	91,400	5,349,185
			11,526,553

Shopping Centers 1.96%
Kramont Realty Trust, Series E, 8.250%	B3/NR	129,000	3,325,788

TOTAL PREFERRED STOCK (Cost $112,276,486)			109,556,041

Total Investments 101.00% (Cost $174,947,353)			$171,063,715
Liabilities in Excess of Net Other Assets -1.00%			(1,690,410)
NET ASSETS 100.00%			$169,373,305

(1)          Securities sold within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(2)          This security is considered illiquid pursuant to guidelines adopted by the Board of Trustees.

(3)          This security has been valued at its fair value determined in good faith by or under the direction of the Board of Trustees.

Statement of Assets & Liabilities

March 31, 2005 (Unaudited)

Dividend Capital Realty Income Allocation Fund

ASSETS:
Investments at market value (Identified cost $174,947,353)	$171,063,715
Dividends and interest receivable	1,283,216
Receivable for securities sold	2,560,850
TOTAL ASSETS	174,907,781

LIABILITIES:
Bank overdraft	1,848,210
Payable for securities purchased	3,151,409
Unrealized depreciation on foreign currency contracts	46,367
Payable for offering costs	279,631
Payable for investment advisory fees	139,755
Payable for administrative fees	16,441
Accrued expenses and other liabilities	52,663
TOTAL LIABILITIES	5,534,476
NET ASSETS	$169,373,305

COMPOSITION OF NET ASSETS:
Common stock, $.001 par value (unlimited number of shares authorized)	$12,107
Paid-in capital	172,815,461
Undistributed net investment income	1,772,561
Accumulated net realized gain/(loss) on investments and foreign currency transactions	(1,290,138)
Net unrealized appreciation/(depreciation) of investments and translation of assets and liabilities denominated in foreign currencies	(3,936,686)
NET ASSETS	$169,373,305

SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE:
Common shares outstanding, $.001 par value (unlimited number of shares authorized)	12,107,010
Net asset value per share	$13.99

See accompanying Notes to Financial Statements

Statement of Operations

For the period from February 24, 2005 (inception of offering) to March 31, 2005 (Unaudited)

Dividend Capital Realty Income Allocation Fund

INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $9,091)	$1,923,367
Interest	42,281
Total Investment Income	1,965,648

EXPENSES:
Investment Advisory fees (Note 5)	139,755
Administrative fees (Note 5)	16,441
Transfer agent fees	3,348
Legal fees	7,380
Audit fees	3,204
Custodian fees	1,296
Trustee fees and expenses (Note 7)	8,388
Insurance fees	6,948
Other	6,327

Total Expenses	193,087
NET INVESTMENT INCOME	1,772,561

Realized and Unrealized Gain/(Loss):
Net realized gain/(loss) from:
Investments	(1,414,440)
Foreign currency transactions	124,302
Net realized loss	(1,290,138)

Net change in unrealized appreciation/depreciation on:
Investments	(3,883,638)
Translation of assets and liabilities denominated in foreign currencies	(53,048)
Net change	(3,936,686)

DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,454,263)

See accompanying Notes to Financial Statements

Statement of Changes in Net Assets

For the period from February 24, 2005 (inception of offering) to March 31, 2005 (Unaudited)

Dividend Capital Realty Income Allocation Fund

Operations
Net investment income	$1,772,561
Net realized loss on securities	(1,290,138)
Change in net unrealized appreciation/depreciation	(3,936,686)
Decrease in net assets resulting from operations	(3,454,263)

Distributions to Shareholders
Distributions to shareholders from net investment income	0
Distributions to shareholders from net realized gain on investments	0
Total distributions to shareholders	0

Capital share transactions
Proceeds from shares sold, net of offering costs	172,727,500
Increase in net assets from share transactions	172,727,500

Net Increase in Net Assets	169,273,237

NET ASSETS:
Beginning of period	100,068 (1)
End of period	$169,373,305 (2)

(1)          Initial seed capital.

(2)          Includes undistributed net investment income of $1,772,561

See accompanying Notes to Financial Statements

Financial Highlights

March 31, 2005 (Unaudited)

Dividend Capital Realty Income Allocation Fund

For the Period
Ended
March 31, 2005 (1)

Net Asset Value, Beginning of Period	$14.33 (2)
Net investment income	0.15
Net loss on securities, realized and unrealized	(0.44)

Total From Investment Operations	(0.29)

Dividends from net investment income	(0.00)
Distributions to capital gains	(0.00)

Total Distributions	(0.00)

Offering Costs Charged to Paid-in-Capital	(0.05)

Net Asset Value, End of Period	$13.99

Total Return, Net Asset Value (3)	-2.37%

Common Share Price, End of Period	$14.40
Total Return, Market Value (3)	-4.00%
Net Assets, End of Period (000’s)	$169,373
Ratio of Expenses to Average Net Assets (4)	1.17%
Ratio of Net Investment Income to Average Net Assets (4)	11.96%
Portfolio Turnover Rate (5)	45.97%

(1)         For the period from February 24, 2005 (inception of offering) to March 31, 2005.

(2)         Net of sales load of $0.675 on initial shares issued.

(3)         Total investment return is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the fund’s reinvestment plan. Total investment return is not annualized for periods of less than one year. Brokerage commissions are not reflected.

(4)          Ratio annualized for the period of less than one year.

(5)          Portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for a period and dividing it by the monthly average of the market value of the portfolio securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period from February 24, 2005 (inception of offering) to March 31, 2005 were $239,988,413 and $63,713,095, respectively.

See accompanying Notes to Financial Statements

Notes to Financial Statements

March 31, 2005 (Unaudited)

Dividend Capital Realty Income Allocation Fund

1: ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Dividend Capital Realty Income Allocation Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is high current income. The Fund’s secondary investment objective is capital appreciation.

Capitalization for the Fund was provided by Dividend Capital Investments LLC (the “Adviser”) as follows:

Organization Date	December 3, 2004
Initial Capitalization Date	February 15, 2005
Amount of Initial Capitalization	$100,068
Shares Issued at Capitalization	7,010
Shares Authorized	Unlimited
Public Offering Date	February 24, 2005

Security Valuation:

All securities of the Fund are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. (Eastern Time), on each day that the NYSE is open. Listed securities are generally valued at the last sales price as of the close of regular trading on the NYSE. Securities traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) are general-ly valued at the NASDAQ Official Closing Price (“NOCP”). In the absence of a last sales price or NOCP, such securities are valued at the mean of the bid and asked prices.

Fixed-income obligations having a remaining maturity of greater than 60 days, for which there are no readily available market quotations or sales information, are valued at the mean between the “evaluated” bid and ask prices formulated by an independent pricing service. The prices provided by the pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities.

Securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value determined pursuant to procedures adopted by the Board. If the Adviser believes that the price of the security obtained under the valuation procedures discussed above does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security. As of March 31, 2005, securities which have been fair valued represented 4.87% of the net assets of the Fund.

Foreign Securities:

The Fund, may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. For-eign securities may carry more risk than U.S. securities, such as political, market and currency risks. Currently, the Fund intends to invest only in those securities issued by North American issuers.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rate of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effects of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

As of March 31, 2005, the Fund had outstanding foreign currency contracts as follows:

Contract	Expiration	Contract	Unrealized
Description	Date	Amount	App/Dep

Contracts to Purchase
Canadian Dollar (CAD)	April 18, 2005	12,926,000 (CAD)	$(35,381)

Contracts to Sell
Canadian Dollar (CAD)	April 18, 2005	2,528,750 (CAD)	$(10,986)

Distributions to Shareholders:

The Fund intends to make a level dividend distribution each month to Common Shareholders after payment of interest on any outstanding borrowings. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains and taxable ordinary income earned by the Fund are distributed at least annually so long as net capital gains and ordinary income are not necessary to pay interest on any borrowings. Distributions to shareholders are recorded by the Fund on the ex- dividend date.

Securities Transactions and Investment Income:

Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the highest cost basis for both financial reporting and income tax purposes.

Use of Estimates:

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

2: FEDERAL INCOME TAXES

No provision for federal income taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Because federal income tax regulations differ from accounting principles generally accepted in the United States of America, income and capital gain distributions determined in accordance with tax regulations differ from net investment income and realized gain for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Net unrealized appreciation/depreciation of investments based on federal tax costs were as follows:

Gross appreciation (excess of value over tax cost)	$192,764
Gross depreciation (excess of tax cost over value)	(4,076,402)
Net unrealized depreciation	$(3,883,638)
Cost of investments for income tax purposes	$174,947,353

3. CAPITAL TRANSACTIONS

There are an unlimited number of $.001 par value common shares of beneficial interest authorized. Of the 12,107,010 common shares outstanding on March 31, 2005, the Adviser owned 7,010 shares. The Fund issued 12,100,000 common shares in its initial public offering on February 23, 2005. These common shares were issued at $15.00 per share before the underwriting discount of $0.675 per share. Offering costs of $605,000 (representing $.05 per common share) were offset against proceeds of the offering and have been charged to paid-in capital of the common shares. The Adviser agreed to pay those offering costs of the Fund (other than the sales load) that exceed $.05 per common share.

Transactions in common shares for the period from February 24, 2005 (inception of offering to March 31, 2005), were as follows:

Common shares outstanding – beginning of period	7,010
Common shares issued in connection with initial public offering	12,100,000
Common shares outstanding – end of period	12,107,010

4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the period February 24, 2005 (inception of offering) to March 31, 2005 aggregated $239,988,413 and $63,713,095, respectively.

5. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS AND OTHER RELATED PARTY TRANSACTIONS

Dividend Capital Investments LLC (“Dividend Capital”) serves as the Fund’s investment adviser and administrator. Pursuant to an Investment Advisory Agreement with the Fund, as compensation for its services to the Fund, Dividend Capital receives an annual investment advisory fee of 0.85% based on the Fund’s average daily managed assets, computed daily and payable monthly. Pursuant to an Administration Agreement with the Fund, as compensation for its services to the Fund, Dividend Capital receives an annual administration fee of 0.10% based on the Fund’s average daily managed assets, computed daily and payable monthly.

At a meeting held on January 24, 2005, the Board unanimously approved the Investment Advisory Agreement for the Fund. In considering whether to approve the Fund’s Investment Advisory Agreement, the Board reviewed the materials provided by the Investment Adviser and Fund counsel, which included, among other things, fee and expense comparisons of funds with investment objectives and policies similar to those of the Fund, prepared by the Adviser, and memoranda outlining the legal duties of the Board. The Board considered factors relating to both the selection of the Adviser and the approval of the advisory fee when reviewing the Investment Advisory Agreement. In particular, the Board considered the following:

(i)                                     The nature, extent and quality of services to be provided by the Adviser. The Trustees reviewed the services that the Adviser would provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund’s investments in accordance with the stated investment objective and policies of the Fund. The Trustees received information concerning the investment philosophy and investment process to be applied by the Adviser in managing the Fund. In this regard, the Trustees considered the Adviser’s in-house research capabilities as well as other resources available to the Adviser’s personnel. The Trustees also discussed with officers and portfolio managers of the Fund the investment strategy of the Fund and the type of transactions that would be made on behalf of the Fund. Additionally, the Trustees considered the level of experience in the real estate industry of the Fund’s portfolio Advisory team and took into consideration the favorable history, reputation and background of the portfolio managers for the Fund, finding that these would likely have an effect on the success of the Fund.

(ii)                                 Investment performance of the Fund and the Adviser. Because the Fund is newly formed, the Trustees did not consider the investment performance of the Fund, but the Trustees did consider the performance of an open end investment company managed by the Adviser as well as that of a composite index designed to approximate the portfolio composition of the Fund.

(iii)                              Cost of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund. Next, the Trustees considered the cost of the services provided by the Adviser. Under the proposed Investment Advisory Agreement, the Fund would pay the Adviser a monthly investment advisory fee, which is accrued daily at the annual rate of 0.85% of the Fund’s average daily Managed Assets (as defined in the Fund’s prospectus). As part of their analysis, the Trustees considered fee and expense estimates compiled by the Adviser. In reviewing the proposed estimated expense ratio of the Fund, the Trustees considered the expenses incurred by other closed end real estate funds and other closed end funds, noting that the expenses to be incurred by the Fund were close to the average total expense ratio for closed end real estate funds. The Trustees also noted that the Fund’s investment advisory fee for the initial term of the contract was projected to be in line with the average investment advisory fee charged to competitive funds with similar investments. The Trustees did not consider the profitability of the relationship between the Fund and the Adviser, since the Fund is newly formed with no operating history.

(iv)                             The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale. The Trustees considered that the fees and overall expense ratio were consistent with those of comparable funds, but noted that as a closed end fund, it was not likely the Fund would grow significantly in a manner that would result in the Fund realizing economies of scale.

(v)                                Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients. As discussed above in (i) and (iii), the Trustees compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreement to those of other closed end real estate funds. In this instance, the Trustees determined that the proposed services and fees were reasonable and consistent with those of other comparable funds. In connection with the Board’s review of the fee structures of other real estate closed-end funds, the Board considered the use of an advisory fee cap during the initial operating period of the Fund, but determined not to adopt such a cap in light of the Fund’s projected expense levels and recent market practice.

Based on these considerations and the overall quality of the personnel, operations, investment advisory capabilities and methodologies of the Adviser, the Board concluded the fees to be paid to the Adviser under the Investment Advisory Agreement were fair and reasonable, and the scope and quality of Adviser’s services to the Fund were consistent with the Fund’s operational requirements and sufficient to approve the Fund’s Investment Advisory Agreement with the Adviser.

6. ILLIQUID OR RESTRICTED SECURITIES

As of March 31, 2005, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be revalued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market. The Fund intends to invest no more than 10% of its total assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation if the Fund’s adviser, under supervision of the Board of Trustees, determines that a liquid trading market exists. The aggregate value of illiquid or restricted securities subject to this limitation as of March 31, 2005 was $13,295,500 which represents 7.60% of the Fund’s total assets.

7. OTHER

Trustees of the Fund who are “interested persons” as defined in the 1940 Act receive no salary or fees from the Fund. Independent Trustees of the Fund receive from the Fund an annual retainer of $16,000 and a fee of $2,000 and reimbursement for related expenses for each meeting of the Board he attends. Independent Trustees receive from the Fund a fee of $1,000 for each telephonic Board meeting he attends. The Chairman of the Board of Trustees receives from the Fund an additional annual retainer of $10,000.

8. SUBSEQUENT EVENTS

Over-allotment Option

On April 12, 2005 an additional 1,578,500 common shares were issued in connection with the exercising of the underwriters’ over-allotment option. These common shares were issued at $15.00 per share before the underwriting discount of $0.675 per share. Offering costs of $78,925 (representing $0.05 per share) were offset against proceeds of the offering and have been charged to paid-in-capital of the common shares. The Adviser has agreed to pay those offering costs of the Fund (other than the sales load) that exceed $0.05 per share.

Subsequent Special Distribution and Regular Distribution

Subsequent to March 31, 2005, the Fund paid a special distribution of $0.07 per common share on April 29, 2005 to common shareholders of record on April 15, 2005.

Subsequent to March 31, 2005, the Fund paid its first regular monthly distribution of $0.10 per common share on May 31, 2005 to common shareholders of record on May 17, 2005.

Line of Credit

On April 28, 2005, a Revolving Credit and Security Agreement among the Fund, Jupiter Securitization Corp. (“Jupiter”) and JPMorgan Chase Bank N.A. (“JPMorgan”) was executed which allows the Fund to borrow against a secured line of credit from Jupiter and JPMorgan an aggregate amount up to $85,000,000. The borrowings under the line of credit are secured by pledging the Fund’s portfolio securities as collateral.

DIVIDEND REINVESTMENT PLAN

March 31, 2005 (Unaudited)

Dividend Capital Realty Income Allocation Fund

The Fund offers a dividend reinvestment plan (the “Plan”) pursuant to which shareholders, unless they otherwise elect to receive cash, automatically have dividends and capital gains distributions reinvested in common shares of the Fund by The Bank of New York (the “Plan Agent”). Shareholders who elect not to participate in the Plan receive all distributions on cash paid by wire or check mailed directly to the Plan Agent.

How the Plan Works

After the Fund declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of newly-issued shares of the Fund or (ii) by open-market purchases as follows:

•                                          If, on the payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions, the Plan Agent will invest the distribution amount in newly-issued shares on behalf of the participants. The number of newly-issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the distribution will be divided by 95% of the market price on the payment date. Because common shares may be issued at less than their market price, Plan participants may get a benefit that non-participants do not.

•                                          If, on the payment date, the NAV is greater than the market value per share plus estimated brokerage commissions, the Plan Agent will invest the distribution amount in shares acquired on behalf of the participants in open-market purchases, which may be made on the NYSE, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. It is possible that the market price for the shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share the Plan Agent pays may exceed the market price thereof on the payment date. If the market price per share increases so that it equals or exceeds the NAV per share (minus brokerage commissions), it will result in the acquisition by the Plan Agent of fewer shares than if the distribution had been paid in shares issued by the Fund.  Otherwise, the Plan Agent will use all distributions received in cash to purchase shares in the open market on or shortly after the payment date, but in no event more than thirty (30) days after the payment date.

Costs of the Plan

The Plan Agent’s fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends and other distributions. If a participant elects to have the Plan Agent sell part or all of his or her shares and remit the proceeds, the participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15.00 transaction fee.

Tax Implications

The automatic reinvestment of dividends or distributions does not relieve participants of any taxes which may be payable on such dividends or distributions. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to the tax consequences of participation in the Plan, participants should consult with their own tax advisors.

Right to Withdraw

Participants may terminate his or her account under the Plan by notifying the Plan Agent in writing at P.O. Box 11258, New York, NY 10286-1258, or by calling the Plan Agent at 1-800-432-8224, or using The Bank of New York’s website: http://stockbny.com. Such termination will be effective immediately with respect to a particular distribution if the Participant’s notice is received by the Plan Agent not less than ten business days prior to a distribution record date; otherwise, it will be effective for all subsequent dividend record dates. The Plan may be ammended or terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 90 days prior to the effective date of the amendment or termination.

FUND PROXY VOTING POLICIES & PROCEDURES

March 31, 2005 (Unaudited)

Dividend Capital Realty Income Allocation Fund

The Fund is required to disclose information concerning the Fund’s proxy voting policies and procedures to shareholders.  The Board of Trustees has the Adviser responsible for decisions regarding proxy voting for securities held by the Fund.  The Adviser will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board. Fund policies and procedures used in determining how to vote proxies relating to portfolio securities are available without a charge, upon request by contacting the Fund at 1-866-324-7348, visiting the Fund’s website at http://www.dividendcapital.com and visiting the Securities Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

March 31, 2005 (Unaudited)

Dividend Capital Realty Income Allocation Fund

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without charge, upon request, by contacting the Fund at 1-866-324-7348 and on the Commission’s website at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

TRUSTEES & OFFICERS

March 31, 2005 (Unaudited)

Dividend Capital Realty Income Allocation Fund

The business and affairs of the Fund are managed under the direction of the Board. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with the Adviser, administrator, custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers and the Adviser, subject always to the investment objectives and policies of the Fund and to the general supervision of the Trustees.

Basic information about the identity and experience of each Trustee and officer is set forth in the charts below.

The Trustees of the Fund, their years of birth, the length of time served, their principal occupations for at least the past five years, the number of portfolios they oversee within the Dividend Capital fund complex (“Fund Complex”), and other directorships held by the Trustee are set forth below.

Name, Year of Birth, Address* and Position with Fund	Term of Office	Principal Occupation During Past Five Years (Including Other Directorships Held)	Number of Funds within Fund Complex Overseen by Trustee (Including the Fund)	Other Directorships Held Outside Fund Complex

Class I (term expires 2006)

Thomas H. Mack (1942), Trustee	Since 01/2005	Thomas H. Mack & Co., Inc., President (since 01/1991).	1	Director, Greenwald & Associates (since 01/2002)

Class II (term expires 2007)

James L. Greenawalt (1950), Trustee	Since 01/2005	J.L. Greenawalt & Associates, Inc., Independent Consultant (since 11/2004); formerly, Calamos Investments Director of Distribution, Executive Vice President (06/2001 – 07/2004); ABN AMRO/Allegheny Funds, Director of Marketing, Senior Vice President (02/2001 to 04/2001); and Scudder Kemper Investments, Director of Sales and Managing Director (06/1989 to 06/2000).	1	N/A

*      The address for each of the Trustees is: 518 Seventeenth Street, Suite 1200, Denver, CO 80202.

Name, Year of Birth, Address* and Position with Fund	Term of Office	Principal Occupation During Past Five Years (Including Other Directorships Held)	Number of Funds within Fund Complex Overseen by Trustee (Including the Fund)	Other Directorships Held Outside Fund Complex

Class III (term expires 2008)

Thomas I. Florence (1962), Trustee and President**	Since 01/2005	Dividend Capital Investments LLC, Principal (since 07/2003) and President (since 12/2004); Dividend Capital Group LLC, Principal (since 06/2003); Dividend Capital Securities LLC, Principal (since 6/2003); ForestView Consulting Group LLC, President (since 01/2003); formerly, Morningstar Inc., Managing Director (03/2000 to 12/2002); and Pilgrim Baxter & Associates, Managing Director (01/1997 to 03/2000).	1

Jonathan F. Zeschin (1953),Trustee and Chairman of the Board	Since 01/2005	President, Essential Advisers, Inc. (since 06/2000); Managing Partner, JZ Partners LLC (since 08/1998).	1	Trustee, ICON Funds (17 funds) (since 11/2002)

*                 The address for each of the Trustees is: 518 Seventeenth Street, Suite 1200, Denver, CO 80202.

**          Mr. Florence is an interested Trustee due to his position with the Adviser.

The officers of the Fund, their years of birth, and their principal occupations for at least the past five years are set forth below. The address for each of the officers is 518 Seventeenth Street, Suite 1200, Denver, CO 80202.

Name and Year of Birth	Position(s) Held with the Fund	Principal Occupation During Past Five Years

Francis Gaffney (1957)	Treasurer	Dividend Capital Securities LLC, Senior Vice President and Director of Operations (since 02/2004); formerly, Founders Asset Management LLC, Senior Vice President of Operations (08/1998 – 12/2003).

Phillip Perrone (1958)	Chief Compliance Officer

Dividend Capital Investments LLC, Chief Compliance Officer (since 01/2004); Dividend Capital Securities LLC, Chief Compliance Officer (since 01/2004); formerly, Oppenheimer Funds, Inc., Compliance Manager (02/1999 – 01/2004) and Senior Internal Auditor (11/1997 – 02/1999).

Jeffrey Taylor (1972)	Vice President

Dividend Capital Investments LLC, Vice President Business Services (since 02/2004); formerly, INVESCO Inc., Product Manager (07/2003 – 01/2004); and INVESCO Funds Group Inc., Manager of Marketing and Business Analytics (01/1999 – 06/2003).

Derek Mullins (1973)	Secretary & Assistant Treasurer

Dividend Capital Investments LLC, Manager of Portfolio Reporting and Analysis (since 11/2004); formerly, ALPS Mutual Funds Services Inc., Manager of Fund Administration (11/2003 to 10/2004) and Fund Controller (01/1999 to 10/2003).

Jami VonKaenel (1978)	Assistant Secretary

Dividend Capital Investments LLC, Assistant Controller (since 06/2004); Dividend Capital Securities LLC, Assistant Controller (since 06/2004); formerly, Ernst and Young LLP, Senior, Technology and Security Risk Services (02/2004 to 06/2004); and Accenture, Analyst (01/2001 to 01/2004).

Key Information

March 31, 2005 (Unaudited)

Dividend Capital Realty Income Allocation Fund

Investment Adviser and

Administrator

Dividend Capital Investments LLC

518 17th Street, Suite 1200

Denver, CO 80202

Custodian and Fund

Accounting Agent

State Street Bank and Trust Co.

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

The Bank of New York

1 Wall Street

New York, NY 10286

Legal Counsel

Dechert LLP

1775 I Street, NW

Washington, D.C. 20006

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

555 17th Street, Suite 3600

Denver, CO 80202

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Statements and other information contained in this report are as dated and are subject to change.

MAP 1/2 TONE
TO PMS 282

The Fund is neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

Must be accompanied or preceded by a current prospectus.

For more information, please call 1-866-324-7348.

Item 2.  Code of Ethics

Not Applicable.

Item 3. Audit Committee Financial Expert

Not Applicable.

Item 4. Principal Accountant Fees and Services

Not Applicable.

Item 5.  Audit Committee of Listed Registrants

Not Applicable

Item 6.  Schedule of Investments

Included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11 – Controls and Procedures

(a)           Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-2(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer, Treasurer, Principal Financial and Accounting Officer of the Registrant have each concluded that such disclosure controls and procedures provide reasonable assurance that information required to be disclosed by the Registrant is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)           There were no changes in the Registrant’s internal controls over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits

(a)(1)       Not applicable.

(a)(2)       The certifications required by Rule 30a-2(a) of the Act (17 CFR 270.30a-2(a)) are filed and attached hereto as Exhibit 99.CERT.

(a)(3)       Not applicable to the Registrant.

(b)           The certification required by Rule 30a-2(b) of the Act (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dividend Capital Realty Income Allocation Fund

By:	/s/ Thomas Florence
Thomas I. Florence
President
(Principal Executive Officer)

Date: May 26, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas Florence
Thomas I. Florence
President
(Principal Executive Officer)

Date: May 26, 2005

By:	/s/ Francis Gaffney
Francis P. Gaffney
Treasurer
(Principal Financial Officer)

Date: May 26, 2005